UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

Internet America, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-25147	86-0778979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10930 W. Sam Houston Pkwy., N., Suite 200 HOUSTON, TX	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 968-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01  REGULATION FD DISCLOSURE

On September 11, 2007, the Company issued a press release announcing that it has added a presentation to its website. The presentation is titled “Internet America, Inc., Company Profile.” The presentations on the Company’s website may contain information not yet required to be included in the Company’s reports filed under the Exchange Act but which may be relevant to an investor’s decision regarding the Company’s stock. The presentation is available at www.internetamerica.com select /Company/Investor Relations/Company Presentations. (http://www.internetamerica.com/company/?page=presentations). The information contained in this presentation shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

( c) Exhibits
99	Press release issued by registrant on September 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET AMERICA, INC.

By:	/s/William E. Ladin, Jr.
William E. Ladin, Jr.
Chairman and Chief Executive Officer

Date: Septmeber 11, 2007